Exhibit 10.2



                                September 5, 1997





Local Financial Corporation
3601 NW 63rd Street
Oklahoma City, Oklahoma 73116-2087

        Re:    Amendment to Redemption Agreement

Gentlemen:

        Pursuant to Section 6.3 of the Redemption Agreement between Barron Collier and Miles Collier (the "Selling Shareholders") and Local Financial Corporation (the "Company") (the "Redemption Agreement"), pursuant to Section
6.3 of the Redemption Agreement, the Selling Shareholders hereby agree to amend
Section 6.2 of the Redemption Agreement. Terms not defined herein shall have the meaning set forth in the Redemption Agreement.
The Redemption Agreement is amended as follows:

        1. Section 6.2(b) of the Redemption Agreement is hereby amended in its entirety to read as follows:

        (b) By the Selling Shareholders if the Closing shall not have occurred by 5:00 p.m. Eastern Time, on September 11, 1997; or

        2. Section 6.2(d) of the Redemption Agreement is hereby amended in its entirety to read as follows:

        (d) By the Company if the Closing shall not have occurred by 5:00 p.m., Eastern Time, on September 11, 1997.

Local Financial Corporation

Page 2
        If the foregoing is in accordance with your understanding of our agreement to amend the Redemption Agreement, please sign and return a copy hereof, whereupon this letter shall become a binding amendment to the Redemption Agreement between the Company and the Selling Shareholders.

                                    Very truly yours,


                                    SELLING SHAREHOLDERS


                                    BARRON COLLIER

                                    /s/ Barron Collier
                                    ---------------------
                                    Barron Collier

                                    MILES COLLIER

                                    /s/ Miles Collier
                                    ---------------------
                                    Miles Collier

Accepted and Agreed to as of
the date first written above:

LOCAL FINANCIAL CORPORATION

/s/ Bruce A. Sherman
---------------------------
By: Bruce A. Sherman
President